WILLIAM BLAIR FUNDS

SUPPLEMENT TO SUMMARY PROSPECTUS DATED JUNE 9, 2017

Effective June 30, 2017, the information below replaces similar disclosure in the Summary Prospectus of the William Blair Small-Mid Cap Growth Fund.

Portfolio Manager(s). Robert C. Lanphier IV, a Partner of the Adviser, and Daniel Crowe, a Partner of the Adviser, co-manage the Fund. Mr. Lanphier has co-managed the Fund since its inception in 2003. Mr. Crowe has co-managed the Fund since 2015.

Dated: June 9, 2017

WILLIAM BLAIR FUNDS

222 West Adams Street

Chicago, Illinois 60606

Address effective July 28, 2017:

150 North Riverside Plaza

Chicago, Illinois 60606

Please retain this supplement with your Summary Prospectus for future reference.